As filed with the U.S. Securities and Exchange Commission on June 14, 2018

File No. 811-7436

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 (X)

Amendment No. 62	(X)

THE DFA INVESTMENT TRUST COMPANY
(Exact Name of Registrant as Specified in Charter)

6300 Bee Cave Road, Building One
Austin, Texas 78746
(Address of Principal Executive Offices)

(512) 306-7400
(Registrant's Telephone Number, including Area Code)
___________

Catherine L. Newell, Esq.
Dimensional Fund Advisors LP
6300 Bee Cave Road, Building One
Austin, TX 78746
(Name and Address of Agent for Service)
___________

Please Send Copies of Communications to:
Jana L. Cresswell, Esq.
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103
(215) 564-8048

This Amendment relates to each Series of the Registrant other than The DFA Short Term Investment Fund. No other information relating to The DFA Short Term Investment Fund is amended or superseded hereby.

EXPLANATORY NOTE

This Amendment No. 62 (the "Amendment") to the Registration Statement of The DFA Investment Trust Company (the "Registrant" or the "Trust") on Form N-1A (File No. 811-7436) is being filed under the Investment Company Act of 1940, as amended (the "1940 Act"), to amend and supplement Amendment No. 60 to the Registrant's Registration Statement on Form N-1A (the "Registration Statement") filed with the U.S. Securities and Exchange Commission (the "Commission") on February 28, 2018 under the 1940 Act (Accession No. 0001680289-18-000044) ("Amendment No. 60"), as amended to date, as pertaining to the Part B of the Registration Statement relating to each Series of the Registrant other than The DFA Short Term Investment Fund (the "Series").

The Part A and Part B of the Registration Statement only as it relates to the Series, as filed in Amendment No. 60, and the amendment to the Part B of the Registration Statement of The Emerging Markets Small Cap Series, as filed in Amendment No. 61 to the Registrant's Registration Statement on May 18, 2018 (Accession No. 0001680289-18-000094), are incorporated herein by reference.

The shares of the Trust are not registered under the Securities Act of 1933, as amended (the "Securities Act"), because the Trust issues its shares only in private placement transactions pursuant to available exemptions from registration under the Securities Act.

This Amendment is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act.

The audited Financial Statements and the Reports of Independent Auditors thereon of the series of the Trust for the fiscal year ended October 31, 2017 (as filed with the Commission on January 8, 2018 (Accession Number 0001193125-18-005890)) contained in the Annual Reports of the series of the Trust, each dated October 31, 2017, are incorporated herein by reference.

THE DFA INVESTMENT TRUST COMPANY
The U.S. Large Cap Value Series
The Tax-Managed U.S. Marketwide Value Series
The DFA International Value Series
The Japanese Small Company Series
The Asia Pacific Small Company Series
The United Kingdom Small Company Series
The Continental Small Company Series
The Canadian Small Company Series
The Emerging Markets Series
The Emerging Markets Small Cap Series

Amendment to Update the Part B of the Registration Statement

June 14, 2018

The Part B is hereby revised as follows:

(1)	The table provided in the "Item 19(h) Securities Lending" section is deleted in its entirety and replaced with the following:

		Fees and/or compensation for securities lending activities and related services:
Series	Gross income from securities lending activities	Fees paid to Securities Lending Agent from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in the revenue split	Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities
Large Cap Value Series	$9,403,494	$303,810	$437,686	-	-	$5,928,544	-	$6,670,040	$2,733,454
Tax-Managed Value Series	$1,705,365	$74,658	$77,465	-	-	$881,762	-	$1,033,884	$671,480
International Value Series	$10,028,073	$959,146	$319,799	-	-	-	-	$1,278,945	$8,749,128
Japanese Series	$10,103,097	$991,968	$174,975	-	-	-	-	$1,166,943	$8,936,154
Asia Pacific Series	$6,090,404	$591,960	$134,502	-	-	-	-	$726,462	$5,363,943
United Kingdom Series	$1,521,039	$148,042	$38,434	-	-	-	-	$186,476	$1,334,563
Continental Series	$15,927,645	$1,567,498	$243,257	-	-	-	-	$1,810,755	$14,116,890
Canadian Series	$6,240,717	$610,929	$123,043	-	-	-	-	$733,972	$5,506,745
The Emerging Markets Series	$5,439,789	$640,376	$89,765	-	-	-	-	$730,141	$4,709,648
The Emerging Markets Small Cap Series	$55,949,890	$6,674,816	$295,289	-	-	-	-	$6,970,104	$48,979,785

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION WITH THE PART B FOR FUTURE REFERENCE.

THE DFA INVESTMENT TRUST COMPANY
(Amendment No. 62)

PART C
OTHER INFORMATION
Item 28. Exhibits.
(a)	Charter.
(1)	Amended and Restated Agreement and Declaration of Trust effective June 5, 2009.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: January 14, 2010

(2)	Certificate of Trust dated September 11, 1992.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: March 3, 1998

(a)	Certificate of Amendment to Certificate of Trust dated January 15, 1993.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: March 3, 1998

(b)	By-Laws.

(1)	Amended and Restated By-Laws effective June 8, 2009.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: January 14, 2010

(c)	Instruments Defining the Rights of Security Holders.

(1)	No specimen securities are issued on behalf of the Registrant.

(2)	Relevant portion of Agreement and Declaration of Trust.
See Article V
Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: January 14, 2010

(3)	Relevant portion of By-Laws.
See Article II
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: January 14, 2010

(d)	Investment Advisory Contracts.

(1)	Investment Management Agreements.

(a)	Investment Management Agreement dated July 21, 2015 between the Registrant and DFA on behalf of The U.S. Large Cap Value Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 59 to the Registrant's Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2017

(b)	Investment Management Agreement dated July 21, 2015 between the Registrant and DFA on behalf of The Tax-Managed U.S. Marketwide Value Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 59 to the Registrant's Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2017

(c)	Investment Management Agreement dated July 21, 2015 between the Registrant and DFA on behalf of The DFA International Value Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 59 to the Registrant's Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2017

(d)	Investment Management Agreement dated July 21, 2015 between the Registrant and DFA on behalf of The Japanese Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 59 to the Registrant's Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2017

(e)	Investment Management Agreement dated July 21, 2015 between the Registrant and DFA on behalf of The Asia Pacific Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 59 to the Registrant's Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2017

(f)	Investment Management Agreement dated July 21, 2015 between the Registrant and DFA on behalf of The United Kingdom Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 59 to the Registrant's Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2017

(g)	Investment Management Agreement dated July 21, 2015 between the Registrant and DFA on behalf of The Continental Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 59 to the Registrant's Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2017

(h)	Investment Management Agreement dated July 21, 2015 between the Registrant and DFA on behalf of The Canadian Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 59 to the Registrant's Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2017

(i)	Investment Management Agreement dated July 21, 2015 between the Registrant and DFA on behalf of The Emerging Markets Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 59 to the Registrant's Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2017

(j)	Investment Management Agreement dated July 21, 2015 between the Registrant and DFA on behalf of The Emerging Markets Small Cap Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 59 to the Registrant's Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2017

(k)	Investment Management Agreement dated July 21, 2015 between the Registrant and DFA on behalf of The DFA Short Term Investment Fund.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 59 to the Registrant's Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2017

(2)	Sub-Advisory Agreements.
(a)	Sub-Advisory Agreement among the Registrant, DFA and Australia Pty Ltd. ("DFA-Australia") dated August 7, 1996 on behalf of The Japanese Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: August 7, 1996

(b)	Sub-Advisory Agreement among the Registrant, DFA and Dimensional Fund Advisors Ltd. ("DFAL") dated August 7, 1996 on behalf of The United Kingdom Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: August 7, 1996

(c)	Sub-Advisory Agreement among the Registrant, DFA and DFA-Australia dated August 7, 1996 on behalf of The Pacific Rim Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 7 to the Registrant's  Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: August 7, 1996

(i)	Amendment Number Two dated October 21, 2005 re: the reflection of the following name change:
* The Pacific Rim Small Company Series to The Asia Pacific Small Company Series
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A
File No. 811-07436
Filing Date: March 30, 2006

(d)	Sub-Advisory Agreement among the Registrant, DFA and DFAL dated August 7, 1996 on behalf of The Continental Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 7 to the Registrant's  Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: August 7, 1996

(e)	Form of Consulting Services Agreement between Dimensional Fund Advisors Inc. and Dimensional Fund Advisors Ltd. dated September 13, 1999 on behalf of:
* DFA International Value Series
* Emerging Markets Small Cap Series
* Emerging Markets Series
* Tax-Managed U.S. Marketwide Value Series
Incorporated herein by reference to:
Filing:  Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A
File No: 811-07436
Filing Date: December 8, 1998

(f)	Form of Consulting Services Agreement between Dimensional Fund Advisors Inc. and DFA Australia Ltd. on behalf of:
* DFA International Value Series
* Emerging Markets Small Cap Series
* Emerging Markets Series
* Tax-Managed U.S. Marketwide Value Series

Incorporated herein by reference to:
Filing:  Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A
File No: 811-07436
Filing Date: December 8, 1998

(g)	Form of Sub-Advisory Agreement among the Registrant, DFA and DFAL dated February 28, 2010 on behalf of The DFA International Value Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 44 to the Registrant's Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2011

(h)	Form of Sub-Advisory Agreement among the Registrant, DFA and DFAL dated February 28, 2010 on behalf of The Emerging Markets Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 44 to the Registrant's Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2011

(i)	Form of Sub-Advisory Agreement among the Registrant, DFA and DFAL dated February 28, 2010 on behalf of The Emerging Markets Small Cap Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 44 to the Registrant's Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2011

(j)	Form of Sub-Advisory Agreement among the Registrant, DFA and DFA-Australia dated February 28, 2010 on behalf of The DFA International Value Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 44 to the Registrant's Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2011

(k)	Form of Sub-Advisory Agreement among the Registrant, DFA and DFA-Australia dated February 28, 2010 on behalf of The Emerging Markets Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 44 to the Registrant's Registration Statement on Form N-1A

File No.: 811-07436
Filing Date: February 28, 2011

(l)	Form of Sub-Advisory Agreement among the Registrant, DFA and DFA-Australia dated February 28, 2010 on behalf of The Emerging Markets Small Cap Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 44 to the Registrant's Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2011

(e)	Underwriting Contracts.
Amended and Restated Distribution Agreement dated December 19, 2003 between the Registrant and DFA Securities Inc.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: March 29, 2004

(f)	Bonus or Profit Sharing Contracts.
Not applicable.

(g)	Custodian Agreements.

(1)	Custodian Agreement between the Registrant and State Street Bank and Trust Company
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 50 to the Registrant's Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2013

(2)	Form of Global Custody Agreement dated January 18, 1994 between the Registrant and The Chase Manhattan Bank, N.A. on behalf of The Emerging Markets Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: March 3, 1998

(3)	Form of Global Custodial Services Agreement dated December 21, 2012 between the Registrant and Citibank, N.A.
Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 52 to the Registrant's Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2014

(4)	Global Custodial Services Agreement dated December 30, 2009 between the Registrant, on behalf of the DFA Short Term Investment Fund, and Citibank, N.A.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 44 to the Registrant's Registration Statement on Form N-1A
File No.:  811-07436
Filing Date: February 28, 2011

(h)	Other Material Contracts.

(1)	Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 50 to the Registrant's Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2013

(a) Form of Amendment No. 1 re: the addition of "FAN" services.
Filing: Post-Effective Amendment No. 52 to the Registrant's Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2014

(2)	Administration Agreement between the Registrant and State Street Bank and Trust Company
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 50 to the Registrant's Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2013

(3)	Amended and Restated Master Services Agreement dated July 13, 2016 between the Registrant, on behalf of the DFA Short Term Investment Fund, and Citi Fund Services Ohio, Inc.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 58 to the Registrant's Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: October 3, 2016

(4)	Transfer Agency Services Agreement dated July 12, 2016 between the Registrant, on behalf of the DFA Short Term Investment Fund, and FIS Investor Services LLC
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 58 to the Registrant's Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: October 3, 2016

(i)	Legal Opinion.
Not applicable.

(j)	Other Opinions.
Consent of Independent Certified Public Accountants,
PricewaterhouseCoopers LLP.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 60 to the Registrant's Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2018

(k)	Omitted Financial Statements.
Not applicable.

(l)	Initial Capital Agreements.
Not applicable.

(m)	Rule 12b-1 Plan.
Not applicable.

(n)	Rule 18f-3 Plan.
Not Applicable.

(o)	Power-of-Attorney.
Power-of-Attorney dated as of December 15, 2017, appointing David G. Booth, Gregory K. Hinkle, Catherine L. Newell, Valerie A. Brown, Jeff J. Jeon, Gerard K. O'Reilly, David P. Butler , Carolyn L. O and Joy L. Lopez as attorneys-in-fact to David G. Booth, David P. Butler, George M. Constantinides, Roger G. Ibbotson, Edward P. Lazear, Gerard K. O'Reilly, Myron S. Scholes, Abbie J. Smith, Gregory K. Hinkle, Douglas W. Diamond and Catherine L. Newell.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 60 to the Registrant's Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: February 28, 2018

(p)	Codes of Ethics.
Code of Ethics of the Registrant, Advisor and Underwriter.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 48 to the Registrant's Registration Statement on Form N-1A
File No.: 811-07436
Filing Date: May 7, 2012

Item 29. Persons Controlled by or under Common Control with Registrant.
If an investor beneficially owns more than 25% of the outstanding voting securities of a feeder fund that invests all of its investable assets in a Series of the Trust, then the feeder fund and its corresponding Series may be deemed to be under the common control of such investor.  Accordingly, certain feeder portfolios of DFA Investment Dimensions Group ("DFA IDG") and Dimensional Investment Group ("DIG"), both Maryland corporations and registered investment companies, may be deemed to be under common control with their corresponding Series of the Trust.  As of January 31, 2018, no person beneficially owned more than 25% of the outstanding voting securities of a feeder portfolio that controlled a Series of the Trust.

Item 30. Indemnification.
Reference is made to Article VII of the Registrant's Amended and Restated Agreement and Declaration of Trust which are incorporated herein by reference.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: "Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue."

Item 31. Business and Other Connections of Investment Adviser.
Dimensional Fund Advisors LP, the investment manager for the Registrant, is also the investment manager for three other registered open-end investment companies, DFA Investment Dimensions Group Inc., Dimensional Emerging

Markets Value Fund Inc. and Dimensional Investment Group Inc.  The Advisor also serves as sub-advisor for certain other registered investment companies.  For additional information, please see "Management of the Trust" in PART A and "Management of the Registrant" in PART B of this Registration Statement.  Additional information as to the Advisor and the directors and officers of the Advisor is included in the Advisor's Form ADV filed with the Commission (File No. 801-16283), which is incorporated herein by reference and sets forth the officers and directors of the Advisor and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Item 32. Principal Underwriters.

(a)
DFA Securities LLC ("DFAS") is the principal underwriter for the Registrant.  DFAS also serves as principal underwriter for DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund Inc.

(b)	The following table sets forth information as to the Distributor's Directors, Officers, Partners and Control Persons. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Fund
Valerie A. Brown	Vice President and Assistant Secretary	Vice President and Assistant Secretary
David P. Butler	Co-Chief Executive Officer	Co-Chief Executive Officer
Stephen A. Clark	Executive Vice President	Executive Vice President
Christopher S. Crossan	Vice President and Global Chief Compliance Officer	Vice President and Global Chief Compliance Officer
(Michael) Sam Gilliland	Executive Vice President	Executive Vice President
Gregory K. Hinkle	Vice President, Chief Financial Officer, and Treasurer	Vice President, Chief Financial Officer, and Treasurer
Jeff J. Jeon	Vice President and Assistant Secretary	Vice President and Assistant Secretary
Joy L. Lopez	Vice President	Vice President and Assistant Treasurer
Kenneth M. Manell	Vice President	Vice President
Catherine L. Newell	President and General Counsel	President and General Counsel
Selwyn Notelovitz	Vice President and Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer
Carolyn L. O	Vice President and Secretary	Vice President and Secretary
Gerard K. O'Reilly	Co-Chief Executive Officer and Chief Investment Officer	Co-Chief Executive Officer and Chief Investment Officer
David G. Booth	Executive Chairman	Chairman and Director
Kenneth R. French	Director	Not Applicable
John A. McQuown	Director	Not Applicable
Dimensional Fund Advisors LP	Shareholder	Not Applicable

(c)	Not applicable.

Item 33. Location of Accounts and Records.

The accounts and records of the Registrant will be located at the office of the Registrant and at additional locations, as follows:

Name	Address
The DFA Investment Trust Company	6300 Bee Cave Road, Building One
Austin, TX 78746

State Street Bank and Trust Company	1 Lincoln Street Boston, MA 02111

Citibank, N.A.	111 Wall Street New York, New York 10005

Item 34. Management Services.
There are no management-related service contracts not discussed in Part A or Part B.

Item 35. Undertakings.

(a)	The Registrant undertakes to furnish each person to whom this Post-Effective Amendment is delivered a copy of its latest annual report to shareholders, upon request and without charge.

(b)
The Registrant hereby undertakes to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee or trustees when requested in writing to do so by the record holders of not less than 10 per centum of the Registrant's outstanding shares and to assist its shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

SIGNATURE

Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 62 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Austin, the State of Texas, as of the 14th day of June, 2018.

THE DFA INVESTMENT TRUST COMPANY
(Registrant)

By: /s/ Carolyn L. O
Carolyn L. O (Attorney-in- Fact to Registrant pursuant to a Power of Attorney incorporated herein by reference)
Vice President
(Signature and Title)

EXHIBIT INDEX

N-1A Exhibit No.	EDGAR Exhibit No.	Description

There are no exhibits to be filed with this registration statement.